UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 15, 2017

TEARLAB CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51030	59-343-4771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9980 Huennekens St., Ste 100

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 455-6006

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

Item 2.05 Costs Associated with Exit or Disposal Activities.

On December 15, 2017, TearLab Corporation (the “Company”) approved a new business model plan designed to maintain its current customer and annuity revenue base, focus resources on the development and generation of clinical data for its next generation TearLab DiscoveryTM Platform and reduce the Company’s cash burn rate.

As a result of the new business model, the Company will reduce headcount across its commercial, administrative and technical functions. As part of the implementation of the new business model, the Company currently expects to incur a charge in the range of $200,000 to $250,000 related to employee severance costs which will be accrued as a pre-tax charge in the fourth quarter of 2017. The Company expects to substantially complete the implementation of the new business model, including payment of the accrued severance charges in cash, by December 31, 2017.

Forward-Looking Statements

In order to provide TearLab’s investors with an understanding of our current intentions and future prospects, this filing may contain statements that are forward-looking. Any statements contained in this filing that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible” and similar expressions are intended to identify forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K include, among others, statements relating to TearLab’s current expected restructuring costs and savings, and the favorable impact on operating expenses.

Forward-looking statements involve risks and uncertainties related to our business and the general economic environment, many beyond our control. These risks, uncertainties and other factors could cause our actual results to differ materially from those projected in forward-looking statements, including market risk and the risks we identify in reports filed with the SEC.

Although we believe that the forward-looking statements contained herein are reasonable, we can give no assurance that our expectations are correct. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. For a detailed description of our risks and uncertainties, you are encouraged to review the official corporate documents filed with the SEC. TearLab does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEARLAB CORPORATION

By:	/s/ Wes Brazell
Wes Brazell
Chief Financial Officer

Date: December 21, 2017